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                                                                    Exhibit 24.1
                              POWER OF ATTORNEY

        The undersigned directors of Antigenics Inc. (the "Company"), as of May 22, 2002, severally constitute and appoint Garo H. Armen as our true and lawful attorney-in-fact, with full power to him, in any and all capacities, to sign the Company's Registration Statement on Form S-3 relating to the registration of $60,000,000 of the Company's common stock, preferred stock or debt securities and any and all amendments (including any post-effective amendments) thereto (with the prospectus contained within such Registration Statement also covering, pursuant to Rule 429 of the Securities Act of 1933, as amended, $40,000,000 of the Company's securities registered on the Company's Registration Statement on Form S-3 (File No. 333-74002) initially filed with the Securities and Exchange Commission on November 27, 2001) and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.


                                     SIGNATURES
                                     ----------

                                     /s/ Noubar Afeyan, Ph.D.
                                     ------------------------------
                                     Noubar Afeyan, Ph.D.

                                     /s/ Gamil de Chadarevian
                                     ------------------------------
                                     Gamil de Chadarevian

                                     /s/ Tom Dechaene
                                     ------------------------------
                                     Tom Dechaene

                                     /s/ Sanford Litvack
                                     ------------------------------
                                     Sanford Litvack

                                     /s/ Pramod Srivastava, Ph.D.
                                     ------------------------------
                                     Pramod Srivastava, Ph.D.

                                     /s/ Martin Taylor
                                     ------------------------------
                                     Martin Taylor